UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2017

MVC CAPITAL, INC.
(the “Fund”)
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00201	943346760
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

287 Bowman Avenue, 2nd Floor Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 701-0310

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

MERGER AGREEMENT

On April 24, 2017, MVC Capital, Inc. (“MVC”) and certain other shareholders of U.S. Gas & Electric, Inc. (“USG&E”) entered into a Stock Purchase and Plan of Merger (“Merger Agreement”) with Equus Total Return, Inc. (“Equus”) and ETR Merger Sub., Inc. (“Merger Sub”), a newly-formed wholly-owned subsidiary of Equus.  Prior to entering into the Merger Agreement, MVC owned approximately 33% of Equus’s outstanding common stock.  Upon effectiveness of the merger contemplated by the Merger Agreement, USG&E, MVC’s largest portfolio company, will merge with the Merger Sub and become a wholly-owned subsidiary of Equus, a publicly-traded company.  Equus’ acquisition of USG&E through the stock purchase and merger transactions (collectively, the “Consolidation”) described below and in the Merger Agreement is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under the provisions of Section 368(a) of the Internal Revenue Code, as amended. USG&E stockholders are not expected to recognize a gain or loss to the extent of the stock consideration received.

The Merger Agreement provides for a two-stage transaction to accomplish the Consolidation.  The first stage of the Consolidation consists of the sale by MVC and certain other stockholders of USG&E of 90.3% of the capital stock of USG&E to Equus (the “Sale”).  The second stage of the Consolidation consists of the merger of Merger Sub with and into USG&E (the “Merger”).  USG&E will survive the Merger as a wholly-owned subsidiary of Equus and the separate corporate existence of Merger Sub will cease.  After the completion of the Merger, the Certificate of Incorporation of Merger Sub in effect immediately prior to the effective time will be the Certificate of Incorporation of the surviving entity.  As a result of the Consolidation and assuming conversion of the preferred stock to be issued by Equus as consideration in the Consolidation at $3.28 per share, MVC will own 66% of the combined company (inclusive of MVC’s 33% ownership interest in Equus) on a fully diluted basis.   In connection with the execution of the Merger Agreement, stockholders representing a majority of the outstanding Equus common stock, including MVC, consented in writing to approve, among other things, the issuance of Equus stock in the Consolidation.

Summary of the Merger Agreement

The Consolidation, which is intended to be accomplished in two stages (the first stage being the Sale and the second stage being the Merger), will result in USG&E becoming a wholly-owned subsidiary of Equus, and the operations of USG&E, as an energy services company, becoming the predominant operations of the combined companies.  In connection with the Consolidation, Equus intends to monetize and liquidate certain of its assets that are inconsistent with its planned strategy to focus on retail energy marketing.

Stage 1 – Sale of 90% of USG&E to Equus.  The first stage of the Consolidation involves the sale by certain USG&E shareholders, including MVC (the “Initial Sellers”) to Equus of 90.3% of the capital stock of USG&E.  The closing of the Sale is referred to herein as the “Initial Closing”.

Stage 2 – Merger of Merger Sub with and into USG&E.  The second stage of the Consolidation involves the merger of Merger Sub with and into USG&E, with USG&E as the surviving entity.  Notably, the stockholders of USG&E remaining after the Initial Closing, other than Equus (the “Remaining USG&E Stockholders”) will, as a result of the Merger, cease to be stockholders of USG&E and will instead become stockholders of Equus and will receive the same consideration for their shares that was received by the Initial Sellers.

Issuance of Consideration Shares.  The consideration delivered by Equus to the stockholders of USG&E pursuant to the Merger Agreement (other than Equus) consists of 32,606,539 newly-issued shares of common stock and 399,994 shares of newly-issued Series A preferred stock.  Of this total, MVC will receive 24,921,776 shares of common stock and 305,727 shares of Series A preferred stock.  The Series A preferred stock may be converted at any time into Equus common stock at conversion prices ranging from $3.28 to $4.10, and will automatically convert into Equus common stock on December 31, 2022.

The shares to be issued by Equus to the Initial Sellers in connection with the Sale (the “Initial Sale Shares”) will be sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.  Following the Initial Closing, Equus will prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-3 for the resale of the Initial Sale Shares by the holders of said shares and file with the SEC  a registration statement on Form S-4 with respect to the shares of Equus common stock and Series A preferred stock to be issued in the Merger (the “Form S-4”).

Change of Corporate Name.  Upon completion of the Initial Closing, Equus will change its corporate name from Equus Total Return, Inc. to “USG&E, Inc.”

Representations and Warranties. The Merger Agreement generally contains reciprocal representations and warranties of each of the Initial Sellers (including MVC), USG&E and Equus that are typical for a public company merger, and are qualified by information contained in each party’s respective SEC filings.

Conditions to Completion.  The completion of the Sale is subject to the satisfaction or waiver of a number of conditions in the Merger Agreement, including:

•	the withdrawal of the Equus’ election to be classified as a business development company under the 1940 Act;

•	the expiration of all applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended;

•	authorization from the Federal Energy Regulatory Commission in accordance with Section 203 of the Federal Power Act;

•
notification to the New York Stock Exchange of Equus’s proposed stock split to occur in connection with the Initial Closing and approval for listing the common stock portion of the Initial Sale Shares, shares of Equus common stock issued upon conversion of the Series A preferred stock and shares of Equus common stock currently held by MVC by the New York Stock Exchange;

•
the availability of certain financing in order to fund the redemption of certain outstanding shares of USG&E preferred stock pursuant to financing documents executed with Macquarie Energy LLC and certain of its affiliates concurrent with the merger;

•
the distribution of an information statement on Schedule 14C to stockholders of Equus with respect to, among other things,  the issuance of Equus common stock to stockholders of USG&E in the Consolidation;

•	the resignation of certain current members of the Board of Directors of Equus and appointment of their replacements by MVC;

•	the accuracy of certain representations and warranties concerning USG&E, the stockholders of USG&E (including MVC), and Equus as set forth in the Merger Agreement;

•	the compliance of USG&E, the Initial Sellers, and Equus with all applicable covenants as set forth in the Merger Agreement;

•	the filing of certain notices and the receipt of certain consents to the Consolidation by USG&E;

•	the redemption of certain shares of preferred stock issued by USG&E;

•	with respect to the Merger, the effectiveness of the Form S-4 filed by Equus; and

•	the absence of any injunctions, writs, or restraining orders enjoining the Sale, Merger or other transaction contemplated by the Merger Agreement.

Covenants.  The Merger Agreement also contains mutual customary pre-closing covenants of USG&E, the Initial Sellers and Equus, including covenants, among others, of USG&E and Equus to conduct their businesses in the ordinary course and in compliance in all material respects with all applicable laws and to refrain from taking certain actions without the other party’s consent.

Termination of the Merger Agreement.  The Merger Agreement may be terminated at any time prior to the completion of the Sale (the first stage of the Consolidation) in any of the following ways:

•	by the mutual written consent of Equus, USG&E and MVC as the “Sellers’ Representative” of the USG&E stockholders;

•	by USG&E and the Sellers’ Representative or MVC in certain circumstances; and

•	by Equus in certain circumstances.

The termination date for the Initial Closing is four months from the date of the Merger Agreement.  Pursuant to the Merger Agreement, USG&E must pay Equus a termination fee of $2,500,000 if the Merger Agreement is terminated by USG&E and the Sellers Representative, or by MVC, because the Board of Directors of USG&E or MVC, as applicable, authorizes USG&E or MVC, as applicable, to enter into definitive transaction documentation providing for a superior proposal with respect to USG&E, as set forth in, and subject to the conditions of, the Merger Agreement.  Additionally, pursuant to the Merger Agreement, Equus must pay USG&E a termination fee of $1,500,000 if the Merger Agreement is terminated by Equus because the Board of Directors of Equus authorizes Equus to enter into definitive transaction documentation providing for a superior proposal with respect to Equus, as set forth in, and subject to the conditions of, the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated by reference into this report.

The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about MVC, USG&E, Equus or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Merger Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of MVC, USG&E, Equus or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MVC’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MVC that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the SEC.

Other Agreements.  At the Initial Closing, MVC and Equus will enter into a Stockholder Agreement, pursuant to which the parties will agree that for a period of ten (10) months following the Initial Closing, the Board of Directors of Equus will be comprised of nine (9) directors, (i) five (5) of whom shall be designated by MVC and (ii) four (4) of whom shall be the individuals who are currently members of the Board of Directors of Equus and set forth on Exhibit A thereto (the “Legacy Directors”) and certain other matters relating to the removal and replacement of the Legacy Directors during such period, subject to the terms and conditions of the Stockholder Agreement. A form of the Stockholder Agreement, which is incorporated herein by reference, is included as Exhibit M to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this report.

In addition, at the Initial Closing, MVC and Equus will enter into a Lock-Up Agreement, pursuant to which MVC will agree for a period of twelve months following the Initial Closing not to transfer any of the Initial Sale Shares, subject to the terms and conditions of the Lock-Up Agreement and certain exceptions as set forth in the Lock-Up Agreement.  A form of the Lock-Up Agreement, which is incorporated herein by reference, is included as Exhibit H to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this report.

AMENDMENT TO SHARE EXCHANGE AGREEMENT

On April 24, 2017, in connection with the entry into the Merger Agreement, MVC and Equus entered into Amendment No. 1 to the Share Exchange Agreement, between Equus and MVC, dated as of May 14, 2014 (the “Amendment”), pursuant to which the parties agreed that Equus’s obligation to use reasonable best efforts to effect the events of reorganization as described in the Share Exchange Agreement are removed from the Share Exchange Agreement, provided that such Amendment is subject to termination in connection with the termination of the Merger Agreement in certain circumstances, as set forth in the Amendment, in which event the termination provided for in the Amendment will be deemed null and void and of no force or effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Stock Purchase Agreement and Plan of Merger, dated April 24, 2017, among Equus Total Return, Inc., ETR Merger Sub, Inc., and certain shareholders of U.S. Gas & Electric, Inc. (incorporated by reference to Exhibit 2.1 of Equus Total Return, Inc.’s Current Report on Form 8-K filed on April 24, 2017)

2.2
Amendment No. 1 to Share Exchange Agreement, dated April 24, 2017, between Equus Total Return, Inc. and MVC Capital, Inc. (incorporated by reference to Exhibit 2.2 of Equus Total Return, Inc.’s Current Report on Form 8-K filed on April 24, 2017)

Additional Information

Pursuant to the Merger Agreement, in connection with the Sale, Equus will file with the SEC an information statement on Schedule 14C (the “Information Statement”) in preliminary and definitive form, as well as other relevant documents concerning the Consolidation.  Pursuant to the Merger Agreement, in connection with the Merger, Equus will file with the SEC a registration statement on Form S-4 registering the shares of Equus common stock and Series A preferred stock to be issued to the remaining USG&E Stockholders in the Merger, as well as other relevant documents concerning the Consolidation.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS, INCLUDING THE INFORMATION STATEMENT AND PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MVC, EQUUS, USG&E, THE CONSOLIDATION AND RELATED MATTERS. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov.  In addition, copies of these materials (when they become available) may be obtained free of charge by accessing Equus’s website at www.equuscap.com, and documents filed with the SEC by MVC may be obtained free of charge by accessing MVC’s website at www.mvccapital.com.  Shareholders may also read and copy any reports, statements and other information filed by Equus or MVC with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification or exemption under the securities laws of such jurisdiction.

Forward-Looking Statements

This communication contains certain statements about MVC, Equus and USG&E that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in MVC’s and Equus’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this communication may include statements about the expected effects on MVC, Equus and USG&E of the Consolidation, including the future performance of the combined company and its impact on MVC; the ability of Equus, USG&E and the combined company to pay any dividends in the future to stockholders, which is uncertain; the price or trading volume of Equus’s common stock, which can fluctuate and is subject to volatility risk; the anticipated timing and benefits of the Consolidation; the ability to close and consummate the Consolidation; and MVC’s, Equus’s and USG&E’s anticipated financial results; and also include all other statements in this communication that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of MVC, Equus and USG&E (as the case may be), and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to each stage of the Consolidation and other risks related to the completion of the Consolidation and actions related thereto; MVC’s, Equus’s and USG&E’s ability to complete the Consolidation on the anticipated terms and schedule, including the ability to obtain regulatory, stock exchange or other approvals and the anticipated tax treatment of the Consolidation and related transactions; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, and future prospects; the risk that benefits from the Consolidation may not be fully realized or may take longer to realize than expected; business and management strategies and the expansion and growth of Equus’s and USG&E’s operations; failure to pay dividends to holders of Equus’s common or preferred stock; impairment charges for goodwill; the outcome of any legal proceedings that may be instituted related to the Consolidation; the performance of USG&E and Equus’s existing portfolio investments and Equus’s ability to successfully monetize non-retail energy assets; and the risk that disruptions from the Consolidation will harm Equus’s or USG&E’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither MVC, Equus nor USG&E undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC Capital, Inc.

Date: April 24, 2017	By:	/s/ Michael Tokarz
		Name:	Michael Tokarz
		Title:	Chairman

INDEX TO EXHIBITS

Exhibits

2.1
Stock Purchase Agreement and Plan of Merger, dated April 24, 2017, among Equus Total Return, Inc., ETR Merger Sub, Inc., and certain shareholders of U.S. Gas & Electric, Inc. (incorporated by reference to Exhibit 2.1 of Equus Total Return, Inc.’s Current Report on Form 8-K filed April 24, 2017)

2.2
Amendment No. 1 to Share Exchange Agreement, dated April 24, 2017, between Equus Total Return, Inc. and MVC Capital, Inc. (incorporated by reference to Exhibit 2.2 of Equus Total Return, Inc.’s Current Report on Form 8-K filed April 24, 2017)